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                                                               Exhibit 2.n.(iii)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 4 to Registration Statement (No. 33-61915) of AJL PEPS Trust on Form N-2 of our report dated November 9, 1995, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Chicago, Illinois
November 9, 1995